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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2002

                        BEI MEDICAL SYSTEMS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-17885                   71-0455756
      ---------------                 ------------           -------------------
(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                               100 HOLLISTER ROAD
                           TETERBORO, NEW JERSEY 07608
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 727-4900

                              --------------------

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ITEM 5. OTHER EVENTS.

     On May 13, 2002, BEI Medical Systems, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Boston Scientific Corporation, a Delaware corporation ("Parent") and Broadway Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), pursuant to which Parent will, subject to the satisfaction of certain conditions contained therein, acquire the Company through a two-step transaction comprised of a cash tender offer commenced by the Purchaser and followed by a merger of Purchaser with and into the Company. A copy of the Merger Agreement and the Company's and Parent's May 14, 2002 joint press release regarding the transaction are attached hereto as Exhibits 99.1 and 99.2, respectively.

     Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of the Company entered into a Stockholders Agreement, dated May 13, 2002 (the "Stockholders Agreement") with Parent and Purchaser, whereby such stockholders agreed, among other things, to tender their shares into the tender offer. A copy of the Stockholders Agreement is attached hereto as Exhibit 99.3.

     On May 13, 2002, the Company entered into an amendment to the Rights Agreement, dated June 30, 1997, as amended August 30, 2001 (the "Rights Agreement") with Mellon Investor Services LLC, as Rights Agent, to provide, among other things, that no person or entity will be deemed an "Acquiring Person" under the Rights Agreement by reason of any transaction contemplated by the Merger Agreement or the Stockholders Agreement and none of the transactions contemplated by the Merger Agreement or Stockholders Agreement will trigger the ability to exercise any rights under the Rights Agreement. The amendment, dated May 13, 2002, to the Rights Agreement is attached hereto as Exhibit 99.4.

This current report is neither an offer to purchase nor a solicitation of an offer to sell securities of BEI Medical Systems Company, Inc. The tender offer will be made solely by an offer to purchase and a related letter of transmittal to be disseminated upon the commencement of the tender offer. Holders of BEI Medical Systems Company, Inc. securities should read the Tender Offer Statement on Schedule TO filed by Boston Scientific Corporation when it becomes available, as well as the Schedule 14D-9 to be filed by BEI Medical Systems Company, Inc., as they will contain important information about the tender offer. Investors can obtain the Tender Offer Statement on Schedule TO, the Schedule 14D-9, and other filed documents, for free from the Securities and Exchange Commission's website http://www.sec.gov after such documents have been filed.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     The following Exhibits are filed as part of this report:

     99.1 Agreement and Plan of Merger, dated as of May 13, 2002, among the Company Parent and Purchaser.

     99.2 Press Release issued by the Company and Parent on May 14, 2002.

     99.3 Stockholders Agreement, dated May 13, 2002, among Parent, Purchaser, the Company and certain stockholders of the Company.

     99.4 Amendment to Rights Agreement between the Company and Mellon Investor Services LLC, dated May 13, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEI MEDICAL SYSTEMS COMPANY, INC.

Date: May 23, 2002

                                     By: /s/ Thomas W. Fry
                                         -------------------------------
                                         Thomas W. Fry
                                         Vice President of Finance and
                                         Administration, Secretary and Treasurer